Exhibit 10.1

FIFTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 5, 2014, by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of September 28, 2012 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Additional Definitions. The following definitions shall be and they hereby are added to Section 1.1 of the Credit Agreement in alphabetical order:
“Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act and regulations thereunder.
“Fifth Amendment Effective Date” means September 5, 2014.
1.2    Borrowing Base. Section 4.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
4.1    Borrowing Base. The term “Conforming Borrowing Base” means, as of the date of determination thereof prior to the Borrowing Base Equalization Date, the designated loan value as calculated by Lenders in their sole discretion assigned to the discounted present value of future net income accruing to the Borrowing Base Properties, based upon Lenders’ in-house evaluation of Borrowing Base Properties. Before the Borrowing Base Equalization Date the term “Borrowing Base” has the meaning set forth below, and will be determined in relation to the Conforming Borrowing Base. On and after the Borrowing Base Equalization Date, the term “Borrowing Base” means, as of the date of determination thereof, the designated loan value as calculated by Lenders in their sole discretion assigned to the discounted present value of future net income accruing to the Borrowing Base Properties, based upon Lenders’ in-house evaluation of Borrowing Base Properties. The Lenders’ determination of the Conforming Borrowing Base and Borrowing Base will be made in accordance with then-current practices, economic and pricing parameters, methodology, assumptions, and customary procedures and standards established by each Lender from time to time for its petroleum industry customers including without limitation (a) an analysis of such reserves and production data with respect to the Hydrocarbon Interests of the Credit Parties in all of their Oil and Gas Properties, including the Mortgaged Properties, as is provided to Lenders in accordance herewith, (b) an analysis of the assets, liabilities, cash flow, business, properties, prospects, management and ownership of each Credit Party, and (c) such other credit factors as each Lender customarily considers in evaluating similar oil and gas credits. Borrower acknowledges that the determination of the Borrowing Base contains an equity cushion (collateral value in excess of loan amount) which Borrower acknowledges to be essential for the adequate protection of Lenders. As of the Fifth Amendment Effective Date, the Borrowing Base shall be $450,000,000 and the Conforming Borrowing Base shall be $375,000,000. Until the Borrowing Base Equalization Date, the Borrowing Base shall exceed the Conforming Borrowing Base by $75,000,000, subject to adjustments as a result of dispositions permitted under Section 8.4(k). Prior to the Borrowing Base Equalization Date, any increase in the Conforming Borrowing Base as a result of the most recent redetermination thereof shall result in an equal increase in the Borrowing Base. On and after the Borrowing Base Equalization Date, the Borrowing Base shall equal the Conforming Borrowing Base then in effect and all references to Conforming Borrowing Base and Borrowing Base shall mean the Borrowing Base then in effect.
1.3    Application of Proceeds. Section 10.2 of the Credit Agreement shall be and it hereby is amended by adding the following paragraph to Section 10.2 of the Credit Agreement as the last paragraph thereof:
Notwithstanding the foregoing, amounts received from Parent or any Credit Party (or from their respective assets) that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations owing to a Lender Counterparty (it being understood, that in the event that any amount is applied to Indebtedness as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from such Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by Lender Counterparties that are the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above).
1.4    Schedule 1.2. Schedule 1.2 to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 1.2 attached hereto.
SECTION 2.     Redetermined Borrowing Base and Conforming Borrowing Base. This Amendment shall constitute notice of a redetermination of the Borrowing Base and the Conforming Borrowing Base pursuant to Section 4.2 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that effective as of the date hereof (a) the Borrowing Base shall be $450,000,000 and (b) the Conforming Borrowing Base shall be $375,000,000 and such redetermined Borrowing Base and Conforming Borrowing Base shall remain in effect until the date the Borrowing Base and the Conforming Borrowing Base are otherwise adjusted pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base and the Conforming Borrowing Base contained in this Section 2 shall constitute the Determination Date to occur on or about November 1, 2014.
SECTION 3.    Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the redetermination of the Borrowing Base and the Conforming Borrowing Base contained in Section 2 of this Amendment of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
3.1    Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower and the Lenders, (b) the Consent and Reaffirmation attached hereto signed by each Guarantor, (c) that certain Guaranty Supplement No. 1 to the Second Amended, Restated and Consolidated Unconditional Guaranty, and (d) that certain Pledge and Security Agreement Joinder and Supplement No. 1, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
3.2    No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
3.3    Fees. The Administrative Agent shall have received the fees separately agreed upon in a separate fee letter executed by the Administrative Agent and the Borrower in connection with this Amendment.
3.4    Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 4.    Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1    Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.
4.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s corporate powers, have been duly authorized by necessary corporate action by the Borrower, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which the Borrower is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of the Borrower except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.
4.3    Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Default. As of the date hereof, immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.    Miscellaneous.
5.1    Mortgages. Within thirty (30) days after the Fifth Amendment Effective Date, the Credit Parties shall have executed and delivered to the Administrative Agent Mortgages and title information, in each case, reasonably satisfactory to the Administrative Agent with respect to the Oil and Gas Properties of the Credit Parties, or the portion thereof, as required by Sections 7.16 and 7.17 of the Credit Agreement.
5.2    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.

5.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.4    Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.
5.5    Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
5.6    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
5.7    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.8    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
5.9    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.
5.10    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.11    Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,”

“hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

MRC ENERGY COMPANY,
as Borrower

By:	/s/ David E. Lancaster
Name:	David E. Lancaster
Title:	Executive Vice President

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and as an Issuing Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

SIGNATURE PAGE

COMERICA BANK,
as a Lender and as an Issuing Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Assistant Vice President

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

SIGNATURE PAGE

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Vice President

SIGNATURE PAGE

Schedule 1.2

Percentages and Allocations
Revolving Credit

LENDERS	REVOLVING CREDIT ALLOCATIONS	REVOLVING CREDIT PERCENTAGE
Royal Bank of Canada	$77,142,857.14	17.142857140%
Comerica Bank	$61,948,051.95	13.766233770%
Bank of America, N.A.	$61,948,051.95	13.766233770%
The Bank of Nova Scotia	$61,948,051.95	13.766233770%
Suntrust Bank	$61,948,051.95	13.766233770%
BMO Harris Financing, Inc.	$61,948,051.95	13.766233770%
Wells Fargo Bank, N.A.	$40,909,090.91	9.090909091%
IBERIABANK	$22,207,792.21	4.935064935%
TOTALS	$450,000,000.00	100.00%

SCHEDULE 1.2

CONSENT AND REAFFIRMATION
Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Third Amended and Restated Credit Agreement (the “Fifth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Fifth Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Fifth Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither the Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation.
[SIGNATURE PAGES FOLLOW]

CONSENT AND REAFFIRMATION

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Fifth Amendment.

GUARANTORS:

MRC PERMIAN COMPANY

By:
Name:	David E. Lancaster
Title:	Executive Vice President

MRC ROCKIES COMPANY

By:
Name:	David E. Lancaster
Title:	Executive Vice President

MATADOR PRODUCTION COMPANY

By:
Name:	David E. Lancaster
Title:	Executive Vice President

LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC.

By:
Name:	David E. Lancaster
Title:	Executive Vice President

CONSENT AND REAFFIRMATION SIGNATURE PAGE

LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LP

By:	Longwood Gathering and Disposal Systems GP, Inc., its General Partner

By:
Name:	David E. Lancaster
Title:	Executive Vice President

MATADOR RESOURCES COMPANY

By:
Name:	David E. Lancaster
Title:	Executive Vice President

DELAWARE WATER MANAGEMENT COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

LONGWOOD MIDSTREAM DELAWARE, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

LONGWOOD MIDSTREAM SOUTHEAST, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

CONSENT AND REAFFIRMATION SIGNATURE PAGE

LONGWOOD MIDSTREAM SOUTH TEXAS, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

MRC ENERGY SOUTHEAST COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

MRC ENERGY SOUTH TEXAS COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

SOUTHEAST WATER MANAGMENT COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

CONSENT AND REAFFIRMATION SIGNATURE PAGE